June 3, 2004

              SUPPLEMENT TO THE JULY 30, 2003 CLASS A, B, C SHARES
                   PROSPECTUS OF PIONEER LARGE CAP GROWTH FUND



MANAGEMENT

The following replaces the section entitled "Portfolio management":

PORTFOLIO MANAGEMENT

Day-to-day management of the fund's portfolio is the responsibility of Christopher M. Galizio. Mr. Galizio is supported by the domestic equity team. This team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Galizio and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst.

The following supplements the corresponding sections of the prospectus. Please refer to the prospectus for the remaining text of the supplemented sections.

BUYING, EXCHANGING AND SELLING SHARES

Effective February 1, 2004, the front-end sales charge paid by investors on purchases of Class C shares has been eliminated. Previously, Class C shares were sold with a maximum front-end sales charge of 1%. As a result of the elimination of the sales charge, information contained in the section "Basic information about the fund--Fees and expenses" and throughout the prospectus is modified accordingly. This change does not affect the contingent deferred sales charge
(CDSC) on redemptions of Class C shares or other commissions paid by the distributor at the time of sale.

SALES CHARGES: CLASS A SHARES

INVESTMENTS OF $1 MILLION OR MORE
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $10 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you pay a deferred sales charge if you sell your Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

SALES CHARGES: CLASS B SHARES

CONVERSION TO CLASS A SHARES
The following replaces the first bullet in the second paragraph:
|X| Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account

QUALIFYING FOR A REDUCED SALES CHARGE

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO::
The following replace the thirteenth bullet:
|X| Employer-sponsored retirement plans with at least $10 million in total plan assets;
|X| Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 18 months (12 months for shares purchased prior to February 1, 2004) following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $10 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).



                                                                   15581-00-0604
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

                                                                    June 2, 2004

        SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR (SAI) of:

Fund                                                 SAI Date
Pioneer Emerging Growth Fund                         7/30/03
Pioneer Large Cap Growth Fund                        7/30/03


SALES CHARGES

Class A Share Sales Charges

[Breakpoint table unchanged and intentionally omitted]

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Class C Shares

Effective February 1, 2004, the front-end sales charge paid by investors on purchases of Class C shares has been eliminated. Previously, Class C shares were sold with a maximum front-end sales charge of 1%. As a result of the elimination of the sales charge, information contained in this section and throughout the SAI is modified accordingly. This change does not affect the contingent deferred sales charge (CDSC) on redemptions of Class C shares or other commissions paid by the distributor at the time of sale.